Exhibit 10.8

Execution Version

SECOND AMENDMENT TO SECOND LIEN TERM LOAN AGREEMENT

This SECOND AMENDMENT TO SECOND LIEN TERM LOAN AGREEMENT (this “Amendment”), dated as of May 2, 2012, is by and among EUREKA HUNTER PIPELINE, LLC, a Delaware limited liability company (the “Borrower”), PENNANTPARK INVESTMENT CORPORATION, a Maryland corporation (“PennantPark”) and the other financial institutions party hereto (together with PennantPark, the “Lenders”).

WHEREAS, the Borrower and the Lenders are parties to that certain Second Lien Term Loan Agreement, dated as of August 16, 2011 (as amended by that certain First Amendment to Second Lien Term Loan Agreement dated as of September 20, 2011 and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders and U.S. Bank National Association, as collateral agent (the “Collateral Agent”);

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as described herein; and

WHEREAS, on the terms and subject to the conditions contained herein, the Lenders are willing to make certain amendments to the Credit Agreement in accordance with Section 10.2 of the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Defined Terms.

(a)                           Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement.  The principles of interpretation set forth in Section 1.4 of the Credit Agreement shall apply to the provisions of this Amendment.

(b)                           Each reference to “hereof’, “hereunder”, “herein” and “hereby” and each other similar reference contained in the Credit Agreement, each reference to “this Agreement” or “the Credit Agreement” and each other similar reference contained in the Agreement or any other Loan Document shall on and after the Second Amendment Effective Date refer to the Credit Agreement as amended by this Amendment.  Any notices, requests, certificates and other instruments executed and delivered on or after the Second Amendment Effective Date may refer to the Credit Agreement without making specific reference to this Amendment but nevertheless all such references shall mean the Credit Agreement as amended by this Amendment unless the context otherwise requires.

2.                                      Amendments to Credit Agreement.  In reliance on the representations and warranties set forth in Section 3 below and subject to the satisfaction of the conditions set forth in Section 4 below, the parties hereby agree to the following amendment.

(a)                           Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined term in proper alphabetical sequence:

“TransTex” means TransTex Gas Services, LLC, a Delaware limited liability company.

(b)                           Section 1.1 is further amended by adding the following sentence at the end of the definition of Consolidated EBITDA:

“Notwithstanding anything to the contrary herein or in any other Loan Document, in the event that TransTex shall be and become a Subsidiary of the Borrower pursuant to documentation reasonably acceptable to the Lenders, for purposes of determining compliance with the financial covenants set forth in Section 6.1(b), 6.1(c) and 6.1(d) for the fiscal quarter ending June 30, 2012, TransTex shall be deemed to have become a Subsidiary on and as of April 1, 2012; provided that for purposes of determining the Conversion Date, Consolidated EBITDA shall not include any Consolidated EBITDA from TransTex.”

3.                                      Representations and Warranties.  The Borrower represents and warrants as of the Second Amendment Effective Date to each Lender that:

(a)                           The Borrower (i) has the power and authority, and the legal right, to make, deliver and perform this Amendment and (ii) has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment;

(b)                           No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required to be obtained by the Borrower in connection with the execution, delivery, performance, validity or enforceability of this Amendment;

(c)                            This Amendment (i) has been duly executed and delivered on behalf of the Borrower and (ii) constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(d)                           The execution, delivery and performance of this Amendment, the borrowings under the Credit Agreement in connection herewith, and the use of the proceeds thereof will not result in a violation of any Requirement of Law or any Contractual Obligation of the Borrower, and will not result in, or require, the creation or imposition of any Lien on any of its Properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Collateral Documents);

(e)                            After giving effect to the amendments set forth herein, the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and accurate in all material respects as of the date hereof (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality qualifier, in which case such representations and warranties shall be true and correct in all respects, and those representations and warranties that are made as of a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such date) with the same force and effect as if such had been made on and as of the date hereof; and

(f)                             no Default or Event of Default has occurred and is continuing.

4.                                      Conditions Precedent.  The effectiveness of this Amendment is subject to (a) the Lenders having executed and delivered this Amendment, (b) the Lenders having received this Amendment duly executed and delivered by a Responsible Officer of the Borrower and (c) the First Lien Indebtedness Documents have been amended in a manner reasonably satisfactory to PennantPark (the date of satisfaction of the foregoing, the “Second Amendment Effective Date”).

5.                                      Loan Documents.

(a)  This Amendment shall constitute a Loan Document, as such term is defined in the Credit Agreement.  This Amendment is not intended to nor shall it be construed to create a novation or accord and satisfaction with respect to any of the Obligations.

6.                                      Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.                                      Integration.  This Amendment and the other Loan Documents represent the entire agreement of the Loan Parties and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

8.                                      GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.                                      Survival.  The representations and warranties contained in Section 3 of this Amendment shall survive the execution and delivery of this Amendment and the Second Amendment Effective Date.

10.                               Ratification; No Other Amendments; No Waiver. Except as expressly modified hereby, the Credit Agreement and each other Loan Document are each hereby ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the respective terms thereof.  Other than as otherwise expressly provided herein, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of any Lender, the Collateral Agent or any other Indemnitee under the Agreement or any of the other Loan Documents, nor shall the entering into of this Amendment preclude any such Person from refusing to enter into any further amendments with respect to the Agreement or any of the other Loan Documents.  Other than as to otherwise expressly provided herein, this Amendment shall not constitute a waiver of compliance with any covenant or other provision in the Agreement or any other Loan Document or of the occurrence or continuance of any present or future Default or Event of Default.

11.                               Headings.  The section headings contained in this Amendment are inserted for convenience only and will not affect in any way the meaning or interpretation of this Amendment.

12.                               Amendments.  This Amendment may not be amended or modified except in the manner specified for an amendment of or modification to the Credit Agreement in Section 10.2 of the Credit Agreement.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

EUREKA HUNTER PIPELINE, LLC

By:	/s/ Ronald D. Ormand
	Name:	Ronald D. Ormand
	Title:	Executive Vice President

[Signature Page to Second Amendment to Second Lien Term Loan Agreement]

PENNANTPARK INVESTMENT CORPORATION as a Lender

By:	/s/ Arthur Penn
	Name:	Arthur Penn
	Title:	CEO

PENNANTPARK SBIC LP as a Lender

By:	/s/ Arthur Penn
	Name:	Arthur Penn
	Title:	Manager of PennantPark SBIC, GP, LLC
General Partner of PennantPark SBIC LP

[Signature Page to Second Amendment to Second Lien Term Loan Agreement]